Exhibit 24.1

POWER OF ATTORNEY

THE UNDERSIGNED director of Hayward Holdings, Inc. (the “Company”) hereby appoints Kevin Holleran, Eifion Jones and Susan Canning, and each of them singly, with full power to act without the other and with full power of substitution, his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, to execute on his behalf, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully as to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all that such attorneys-in-fact or agents, or any of them, or their substitutes shall lawfully do or cause to be done by virtue thereof.

EXECUTED on the 9th day of March, 2022.

/s/ Ali Afraz

Ali Afraz

POWER OF ATTORNEY

THE UNDERSIGNED director of Hayward Holdings, Inc. (the “Company”) hereby appoints Kevin Holleran, Eifion Jones and Susan Canning, and each of them singly, with full power to act without the other and with full power of substitution, his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, to execute on his behalf, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully as to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all that such attorneys-in-fact or agents, or any of them, or their substitutes shall lawfully do or cause to be done by virtue thereof.

EXECUTED on the 9th day of March, 2022.

/s/ Christopher Bertrand

POWER OF ATTORNEY

THE UNDERSIGNED director of Hayward Holdings, Inc. (the “Company”) hereby appoints Kevin Holleran, Eifion Jones and Susan Canning, and each of them singly, with full power to act without the other and with full power of substitution, his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, to execute on his behalf, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully as to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all that such attorneys-in-fact or agents, or any of them, or their substitutes shall lawfully do or cause to be done by virtue thereof.

EXECUTED on the 9th day of March, 2022.

/s/ Greg Brenneman

POWER OF ATTORNEY

THE UNDERSIGNED director of Hayward Holdings, Inc. (the “Company”) hereby appoints Kevin Holleran, Eifion Jones and Susan Canning, and each of them singly, with full power to act without the other and with full power of substitution, his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, to execute on his behalf, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully as to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all that such attorneys-in-fact or agents, or any of them, or their substitutes shall lawfully do or cause to be done by virtue thereof.

EXECUTED on the 9th day of March, 2022.

/s/ Kevin D. Brown

POWER OF ATTORNEY

THE UNDERSIGNED director of Hayward Holdings, Inc. (the “Company”) hereby appoints Kevin Holleran, Eifion Jones and Susan Canning, and each of them singly, with full power to act without the other and with full power of substitution, his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, to execute on his behalf, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully as to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all that such attorneys-in-fact or agents, or any of them, or their substitutes shall lawfully do or cause to be done by virtue thereof.

EXECUTED on the 9th day of March, 2022.

/s/ Diane Dayhoff

POWER OF ATTORNEY

THE UNDERSIGNED director of Hayward Holdings, Inc. (the “Company”) hereby appoints Kevin Holleran, Eifion Jones and Susan Canning, and each of them singly, with full power to act without the other and with full power of substitution, his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, to execute on his behalf, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully as to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all that such attorneys-in-fact or agents, or any of them, or their substitutes shall lawfully do or cause to be done by virtue thereof.

EXECUTED on the 9th day of March, 2022.

/s/ Stephen Felice

POWER OF ATTORNEY

THE UNDERSIGNED director of Hayward Holdings, Inc. (the “Company”) hereby appoints Kevin Holleran, Eifion Jones and Susan Canning, and each of them singly, with full power to act without the other and with full power of substitution, his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, to execute on his behalf, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully as to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all that such attorneys-in-fact or agents, or any of them, or their substitutes shall lawfully do or cause to be done by virtue thereof.

EXECUTED on the 9th day of March, 2022.

/s/ Mark McFadden

POWER OF ATTORNEY

THE UNDERSIGNED director of Hayward Holdings, Inc. (the “Company”) hereby appoints Kevin Holleran, Eifion Jones and Susan Canning, and each of them singly, with full power to act without the other and with full power of substitution, his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, to execute on his behalf, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully as to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all that such attorneys-in-fact or agents, or any of them, or their substitutes shall lawfully do or cause to be done by virtue thereof.

EXECUTED on the 9th day of March, 2022.

/s/ Jason Peters

POWER OF ATTORNEY

THE UNDERSIGNED director of Hayward Holdings, Inc. (the “Company”) hereby appoints Kevin Holleran, Eifion Jones and Susan Canning, and each of them singly, with full power to act without the other and with full power of substitution, his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, to execute on his behalf, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully as to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all that such attorneys-in-fact or agents, or any of them, or their substitutes shall lawfully do or cause to be done by virtue thereof.

EXECUTED on the 9th day of March, 2022.

/s/ Lawrence H. Silber

POWER OF ATTORNEY

THE UNDERSIGNED director of Hayward Holdings, Inc. (the “Company”) hereby appoints Kevin Holleran, Eifion Jones and Susan Canning, and each of them singly, with full power to act without the other and with full power of substitution, his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, to execute on his behalf, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully as to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all that such attorneys-in-fact or agents, or any of them, or their substitutes shall lawfully do or cause to be done by virtue thereof.

EXECUTED on the 9th day of March, 2022.

/s/ Arthur Soucy

POWER OF ATTORNEY

THE UNDERSIGNED director of Hayward Holdings, Inc. (the “Company”) hereby appoints Kevin Holleran, Eifion Jones and Susan Canning, and each of them singly, with full power to act without the other and with full power of substitution, his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, to execute on his behalf, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully as to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all that such attorneys-in-fact or agents, or any of them, or their substitutes shall lawfully do or cause to be done by virtue thereof.

EXECUTED on the 9th day of March, 2022.

/s/ Lori Walker

POWER OF ATTORNEY

THE UNDERSIGNED director of Hayward Holdings, Inc. (the “Company”) hereby appoints Kevin Holleran, Eifion Jones and Susan Canning, and each of them singly, with full power to act without the other and with full power of substitution, his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, to execute on his behalf, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully as to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all that such attorneys-in-fact or agents, or any of them, or their substitutes shall lawfully do or cause to be done by virtue thereof.

EXECUTED on the 9th day of March, 2022.

/s/ Timothy Walsh

Timothy Walsh